September 24, 2003


Rampart Services Corporation, L.L.C., et al.
16401 Country Club Dr.
Crosby, Texas  77532

     RE: Sixteenth Amendment to Loan Agreement (this Amendment) dated as of September 24, 2003, by and between Southwest Bank of Texas N.A. and Rampart Services Corporation, L.L.C. et al.

Dear  Gentlemen:

     This Amendment is made and entered into as of the date above between Southwest Bank of Texas N.A. ("Bank") and Borrower (hereinafter defined) to evidence the parties' agreement to modify and amend the existing Loan Agreement, as last amended by the Fifteenth Amendment to Loan Agreement dated effective as of June 26, 2003 (all capitalized terms which are defined in the Loan Agreement, as amended, shall have the same meaning herein, unless expressly modified hereby).

     Borrower has requested that the Loan Agreement be modified and the Bank has agreed to such modifications upon the terms set forth herein. For sufficient consideration, the parties hereby agree that the Loan Agreement is modified to the extent required to accomplish the intent of the specific modifications of this Amendment.

     The term "Borrower" is hereby defined to include the following entities, jointly and severally, RAMPART SERVICES CORPORATION, L.L.C., a Texas limited liability company ("RSC"); RAMPART CAPITAL CORPORATION, a Texas corporation; RAMPART VENTURES CORPORATION, L.L.C., a Texas limited liability company; RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company; RAMPART PROPERTIES, L.L.C., a Nevada limited liability company; NEWPORT FUND, , L.L.C., an Oklahoma limited liability company; RAMPART NEWPORT CORPORATION, L.L.C., a Texas limited liability company; and SOURCEONE CAPITAL GROUP, L.L.C., a Nevada limited liability company; provided, however, as to filings with the Bank and compliance issues under the Loan Agreement, RSC shall be the entity primarily responsible for confirming to the Bank all compliance matters under the Loan Agreement unless otherwise agreed to in writing by the Bank.

     This Amendment modifies the Loan Agreement to accomplish the following:

     1. Borrower agrees to pay the Bank an up-front facilities fee in the amount of $22,500.00 upon execution of this Amendment;


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Rampart Services Corporation, L.L.C., et al.
September 24, 2003
Page 2
--------------------------------------------


     2. The term "Note" shall be that certain Revolving Promissory Note of even date herewith from Borrower to the Bank in the face amount of $4,500,000.00 due and payable on or before September 23, 2004, which Note amount represents an increase in the commitment of the Bank from $3,000,000.00;

     3. The Borrower will not permit its tangible net worth (on a consolidated basis) to be less than $8,500,000 at any time after the date hereof. As used herein, "tangible net worth" shall mean the sum of preferred stock (if any), par value of common stock, capital in excess of par value of common stock, cost in excess of net assets acquired, deferred development costs and all other assets as are properly classified as intangible assets;

     4. The Borrower shall maintain on a consolidated basis a ratio of Total Liabilities to Tangible Net Worth not exceeding 2.50:1.00. As used "Total Liabilities" means the sum of current liabilities plus long term liabilities, excluding any deferred income taxes; and

     5. The Borrower shall maintain on a consolidated basis a ratio of Adjusted Total Liabilities to Tangible Net Worth not exceeding 1.75:1.00. As used "Adjusted Total Liabilities" means Total Liabilities excluding "High Yield Lending Program" notes payable.

     6. As used herein, the term "Borrowing Base" shall mean an amount at any time equal to the sum of: (a) fifty percent (50%) of the value of the six (6) specific assets pledged to Bank set forth in Exhibit A attached to this Amendment (the initial value set forth in Exhibit A is subject to adjustment if a property's value decreased per a subsequent appraisal of such property), (b) fifty percent (50%) of the purchase price not to exceed $250,000 for new asset acquisitions without an acceptable Bank appraisal; provided, however, assets with an acceptable Bank appraised value may be granted borrowing availability of fifty percent (50%) of the appraised value at the sole discretion of the Bank.

     7. Borrower agrees that advances on the Loan (except for advances to re-purchase stock of Borrower up to $2,600,000) shall be made for the purpose of acquisition of assets or for improving existing assets pledged to the Bank; provided, however, the Bank must pre-approve the collateral for the advance prior to the advance which approval by the Bank shall be in the Bank's sole discretion. In addition, the Borrower may have up to $250,000 advanced at any one time for Borrower's working capital requirements.

     8. Borrower agrees that all advances for acquisitions will be governed by FIRREA regulations regarding real estate asset appraisals and no advance will be approved for a real estate asset with a value in excess of $250,000 without an appraisal approved by the Bank.


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Rampart Services Corporation, L.L.C., et al.
September 24, 2003
Page 3
--------------------------------------------


     9. Bank's obligation to make advances on the Note is subject to the Bank receiving the following additional Security Instruments:

          (a)  Guaranty  Agreements  in form acceptable to the Bank from Charles
               W.  Janke  and  J. H. Carpenter (collectively, the "Guarantors");
               and

          (b) Deeds of Trust in form approved by the Bank executed by the Borrower entity that is the current owner of the six (6) properties listed on Exhibit A;

     10. Borrower agrees that Borrower will furnish or have furnished to Bank annual year end financial statements of the Guarantors in form consistent with the financial statements previously furnished to the Bank on or before March 1.

     11. Borrower confirms that among other information that the Bank may request, the Borrower is obligated under the Loan Agreement to provide an annual audited financial statement prepared by an acceptable certified public accountant within 120 days of each fiscal year end; a monthly financial statement prepared in accordance with generally accepted accounting principles within 30 days of month end; a monthly portfolio listing of assets within 30 days of month end; a borrowing base/no default certificate in form acceptable to the Bank within 30 days of month end; and that the Bank will conduct annual field audits of the Borrower.

     To the extent that the terms and provisions of the Loan Agreement require modification to accomplish the specific terms set forth above, the parties agree that they shall cooperate to permit advances upon the terms set forth above.

     The representations and warranties of Borrower contained in the Loan Agreement and the other Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant to the Loan Agreement and the other Security Instruments were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment.

     Borrower has performed and complied with all Loan Agreements and conditions contained in the Loan Agreement and the Security Instruments required to be performed or complied with by Borrower prior to or at the time of delivery of this Amendment.

     There exists, and after giving effect to this Amendment will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party, including without limitation, the Loan Agreement, the Note and the Security Instruments, to the knowledge of the parties hereto.

     Nothing in this Amendment is intended to amend any of the representations or warranties contained in the Loan Agreement.


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Rampart Services Corporation, L.L.C., et al.
September 24, 2003
Page 4
--------------------------------------------


     Borrower represents that this is a commercial, business and/or investment transaction and that the proceeds of the Note have not and will not be used for personal, family, household or residential purposes; that all disclosures, if any, required by law have been received by Borrower prior to the execution hereof; and requests that Bank rely upon this representation, and the Bank has relied upon the representations and warranties contained in this Amendment in agreeing to the amendments and supplements to the Loan Agreement set forth herein.

     Except as otherwise expressly provided herein, the Loan Agreement, the Security Instruments, the Note and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Loan Agreement are herein ratified and confirmed and shall remain in full force and effect.

     On and after the date on which this Amendment becomes effective, the terms, "this Loan Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Loan Agreement shall, except where the context otherwise requires, refer to the Loan Agreement, as amended by this Amendment.

     This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     It is understood between the parties hereto that Borrower shall provide Bank, at Borrower's expense, all other reports, further agreements and instruments, title policies, surveys, and other documentation as reasonably requested during the term of the Note, so as to preserve, protect and perfect, or maintain the perfection, of all liens created by the instruments securing payment of the Note or other required documentation so that Bank shall have all documentation necessary to comply with Bank's internal lending policies and that documentation required by any applicable regulatory agency/authority.

     All notices to Borrower shall be sent to the address set forth above.

     NOTICE TO OBLIGORS: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS LOAN. THE TERM "PARTIES" INCLUDES THE UNDERSIGNED PERSONS AND ENTITIES. THE TERM "LOAN" INCLUDES THIS AGREEMENT AND THE DOCUMENTS REFERENCED HEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

Rampart Services Corporation, L.L.C., et al.
September 24, 2003
Page 5
--------------------------------------------


BORROWER:                RAMPART  SERVICES  CORPORATION,  L.L.C.,
                         a  Texas  limited  liability  company


                         By:  /s/  J.  H.  Carpenter
                              ----------------------
                                   J.  H.  Carpenter,  President


                         RAMPART  CAPITAL  CORPORATION,
                         a  Texas  corporation


                         By:  /s/  J.  H.  Carpenter
                              ----------------------
                                   J.  H.  Carpenter,  President


                         RAMPART VENTURES CORPORATION, L.L.C., a Texas limited liability company



                         By:  /s/  J.  H.  Carpenter
                              ----------------------
                                   J.  H.  Carpenter,  President


                         RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company


                         By:  /s/  J.  H.  Carpenter
                              ----------------------
                                   J.  H.  Carpenter,  President


                         RAMPART  PROPERTIES,  L.L.C.,
                         a  Nevada  limited  liability  company


                         By:  /s/  J.  H.  Carpenter
                              ----------------------
                                   J.  H.  Carpenter,  President

Rampart Services Corporation, L.L.C., et al.
September 24, 2003
Page 6
--------------------------------------------


                         NEWPORT  FUND,  L.L.C.
                         an  Oklahoma  limited  liability  company


                         By:  /s/  J.  H.  Carpenter
                              ----------------------
                                   J.  H.  Carpenter,  President


                         RAMPART  NEWPORT  CORPORATION,  L.L.C.,
                         a  Texas  limited  liability  company


                         By:  /s/  J.  H.  Carpenter
                              ----------------------
                                   J.  H.  Carpenter,  President


                         SOURCEONE  CAPITAL  GROUP,  L.L.C.,
                         a  Nevada  limited  liability  company


                         By:  Rampart  Properties,  L.L.C.,
                              its  Manager


                              By:  /s/  J.  H.  Carpenter
                                 ------------------------
                                        J.  H.  Carpenter,  President




BANK:                    SOUTHWEST  BANK  OF  TEXAS  N.A.


                         By:  /s/  Michael  R.  Adams
                            -------------------------
                                   Michael  R.  Adams
                                   Vice  President




ATTACHMENT:
EXHIBIT A - LIST OF PROPERTIES AND VALUE OF PROPERTIES

                                    EXHIBIT A
                             (ATTACHED TO SIXTEENTH
                          AMENDMENT TO LOAN AGREEMENT)

List of Properties Pledged to the Bank:

     1.   Conroe  Office  Building
          ------------------------

          1.2226 acres of land, a part of Reserve "D", CROSSROADS PARK, a subdivision of 45.007 acres of land out of the Denward James Survey, A-289, Montgomery County, Texas, according to the map or plat thereof recorded in Plat Cabinet B, Sheet 7, of the County Map Records of Montgomery County, Texas, and all as more particularly described in Substitute Trustee's Deed filed for record under Clerk's File No. 9457465 and recorded under Film Code No. 627-00-0878 in the Real Property Records of Montgomery County, Texas.

                                 Approved Value:
                                    $510,000

     2.   Brazoria  County  Acreage
          -------------------------

          Approximately 249.5362 acres, more or less, out of a 419.84 acre tract of land, being a part of a 192 acre tract of land, part of a 269 acre tract of land and all of a 64.3 acre tract of land, all being described in Volume 320, Page 43, Deed Records, Brazoria County, Texas, situated in the Stephen F. Austin 7-1/3 League Grant, Abstract 20, Brazoria County, Texas.

                                 Approved Value:
                                    $561,500

     3.   Bay  Colony
          -----------

          8.9214  acres,  more  or  less, and being the tract of land containing
          10.07 acres, save and except a tract of land containing, 1.1486 acres, and being in the Perry and Austin League, Abstract 19, Galveston County, Texas, as more particularly described a Special Warranty Deed with Vendor's Lien filed for record under County Clerk's File No. 9831375 and recorded under Film Code No. ###-##-#### in the Real Property Records of Galveston County, Texas.

                                 Approved Value:
                                   $1,260,000

     4.   Newport  Golf  Course  and  Land
          --------------------------------

          Thirteen (13) tracts of land in Harris County, Texas as more particularly described in Special Warranty Deed recorded and re-recorded under Clerk's File Nos. T528516 and T870808 in the Real Property Records of Harris County, Texas.

                                 Approved Value
                                   $2,500,000

     5.   San  Antonio  Retail  Center
          ----------------------------

          Lot 23, Block 2, Rollingwood Estates Subdivision Unit 1, in the City of Leon Valley, Bexar County, Texas, according to the plat thereof recorded a Volume 9513, Page 12, Deed and Plat Records of Bexar County, Texas.

                                 Approved Value
                                    $970,000

     6.   Dallas  Retail  Center
          ----------------------

          Four (4) tracts of land in Dallas County, Texas described in Warranty Deed filed under Clerk's File No. 329599 and recorded under Film Code No. 98199 04526 in the Real Property Records of Dallas County, Texas.

                                 Approved Value
                                   $2,350,000



     Total  Agreed  Approved  Value
     All  six (6) properties:                       $8,151,500

     Fifty Percent (50%) of aggregate value         $4,075,750

Borrowing Base as of September 24, 2003             $4,075,750


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